Exhibit 10.4

THIRD AMENDMENT TO NINTH RESTATED LOAN AGREEMENT

THIS THIRD AMENDMENT TO NINTH RESTATED LOAN AGREEMENT  (hereinafter referred to as the “Third Amendment”) executed as of the 3rd day of March, 2004, by and among CLAYTON WILLIAMS ENERGY, INC., a Delaware corporation (the “CWE”), WARRIOR GAS CO., a Texas corporation (“Warrior “) (CWE and Warrior being hereinafter sometimes collectively referred to as “Borrower”), CWEI ACQUISITIONS, INC., a Delaware corporation (“CWEI”), CWEI ROMERE PASS ACQUISITION CORP., a Delaware corporation (“CWEIRPA”) and ROMERE PASS ACQUISITION L.L.C., a Delaware limited liability company (“Romere”) (CWEI, CWEIRPA and Romere being hereinafter sometimes collectively referred to as “Guarantors”), BANK ONE, NA, a national banking association (“Bank One”), UNION BANK OF CALIFORNIA, N.A., a national banking association (“Union”) and BANK OF SCOTLAND (“BOS”) (Bank One, Union Bank and BOS each in their capacity as a lender hereunder together with each and every future holder of any note issued pursuant to this Agreement are hereinafter collectively referred to as “Banks”, and individually as a “Bank”) and Bank One, as “Agent”.

WITNESSETH:

WHEREAS, on July 18, 2002, Borrower, CWEI, Romere Pass Acquisition Corp., a Delaware corporation (“Romere Corp”), Bank One, Union, BOS and Agent entered into a Ninth Restated Loan Agreement, as amended by that certain First Amendment to Ninth Restated Loan Agreement dated as of August 9, 2002 and by the certain Second Amendment to Ninth Restated Loan Agreement dated as of December 23, 2003 (as amended, restated or modified from time to time, the “Ninth Restated”);

WHEREAS, the Borrower has requested that Agent and the Banks amend the Ninth Restated to (i) reduce the Borrowing Base to $95,000,000.00 and (ii) extend the Maturity Date to December 31, 2005; and Agent and the Banks have agreed to do so on the terms and conditions hereinafter set forth.

NOW, THEREFORE, the parties hereto agree as follows:

1.                                       Unless otherwise defined herein, all defined terms used herein shall have the same meaning ascribed to such terms in the Ninth Restated.

2.                                       Section 1 of the Ninth Restated is hereby amended by deleting the definition of “Maturity Date” and the following is inserted in lieu thereof:

Maturity Date means December 31, 2005.

3.                                       Section 7(a) is hereby amended by deleting such section and the following is inserted in lieu thereof:

(a)                                  Borrowing Base.  During the period from March 3, 2004 to the next determination date, the Borrowing Base shall be $95,000,000.00.

4.                                       The Borrower shall pay to Agent, for the ratable benefit of the Banks, an amendment fee equal to one-eighth of one percent (.125%) of the Borrowing Base, which fee is due and payable on the date hereof.

5.                                       This Third Amendment shall be effective as of the date first above written, but only upon satisfaction of the conditions precedent set forth in Paragraph 6 hereto (the “Third Amendment Effective Date”).

6.                                       The obligations of Banks under this Third Amendment shall be subject to the satisfaction of the following conditions precedent:

(a)                                  Execution and Delivery.  The Borrower shall have executed and delivered this Third Amendment and other required documents, all in form and substance satisfactory to the Banks.

(b)                                 Guarantors’ Execution and Delivery.  The Guarantors shall have executed and delivered this Third Amendment and other required documents, all in form and substance satisfactory to the Banks;

(d)                                 Corporate Resolutions.  Banks shall have received appropriate certified corporate resolutions of each Borrower and each Guarantor;

(e)                                  Representations and Warranties.  The representations and warranties of Borrower under the Ninth Restated are true and correct in all material respects as of such date, as if then made (except to the extent that such representations and warranties related solely to an earlier date);

(c)                                  No Event of Default.  No Event of Default shall have occurred and be continuing nor shall any event have occurred or failed to occur which, with the passage of time or service of notice, or both, would constitute an Event of Default;

(d)                                 Other Documents.  Each Bank shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as such Bank or its counsel may reasonably request, and all such documents shall be in form and substance satisfactory to such Bank; and

(e)                                  Legal Matters Satisfactory.  All legal matters incident to the consummation of the transactions contemplated hereby shall be satisfactory to special counsel for Bank retained at the expense of Borrower.

7.                                       Except to the extent its provisions are specifically amended, modified or superseded by this Third Amendment, the representations, warranties and affirmative and negative covenants of the Borrower contained in the Ninth Restated are incorporated herein by reference for all purposes as if copied herein in full.  The Borrower hereby restates and reaffirms each and every term and provision of the Ninth Restated, as amended, including, without limitation, all representations, warranties and affirmative and negative covenants.  Except to the extent its provisions are specifically amended, modified or superseded by this Third Amendment, the Ninth Restated, as amended, and all terms and provisions thereof shall remain in full force and effect, and the same in all respects are confirmed and approved by the Borrower and the Banks.

8.                                       This Third Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

9.                                       The Guarantors hereby consent to the execution of this Third Amendment by the Borrower and reaffirm their guaranty of all of the obligations of the Borrower to the Bank.  Borrower and each Guarantor acknowledge and agree that the renewal, extension and amendment of the Ninth Restated shall not be considered a novation of account or new contract but that all existing rights, titles, powers, Liens, security interests and estates in favor of the Banks constitute valid and existing obligations and Liens and security interests as against the Collateral in favor of the Banks.  Borrower and each Guarantor confirm and agree that (a) neither the execution of this Third Amendment or any other Loan Document nor the consummation of the transactions described herein and therein shall in any way effect, impair or limit the covenants, liabilities, obligations and duties of the Borrower and under the Loan Documents and (b) the obligations evidenced and secured by the Loan Documents continue in full force and effect.  Guarantors hereby further confirm that they unconditionally guarantee to the extent set forth in their Guaranty the due and punctual payment and performance of any and all amounts and obligations owed to the Banks under the Ninth Restated or the other Loan Documents.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have caused this Third Amendment to Ninth Restated to be duly executed as of the date first above written.

BORROWER:

CLAYTON WILLIAMS ENERGY, INC.
a Delaware corporation

By:	/s/ MEL G. RIGGS
Mel G. Riggs, Senior Vice President-Finance

WARRIOR GAS CO.
a Delaware corporation

By:	/s/ MEL G. RIGGS
Mel G. Riggs, Senior Vice President-Finance

GUARANTORS:

CWEI ACQUISITIONS, INC.
a Delaware corporation

By:	/s/ MEL G. RIGGS
Mel G. Riggs, Senior Vice President-Finance

CWEI ROMERE PASS ACQUISITION CORP.
a Delaware corporation

By:	/s/ MEL G. RIGGS
Name:	Mel G. Riggs
Title:	Vice President and Treasurer

ROMERE PASS ACQUISITION L.L.C.
a Delaware limited liability company

By:	/s/ MEL G. RIGGS
Name:	Mel G. Riggs
Title:	Vice President and Treasurer

BANKS:

BANK ONE, NA
a national banking association as a Bank and as Administrative Agent (Main Office Chicago)

By:	/s/ WILLIAM MARK CRANMER
Wm. Mark Cranmer, Director, Capital Markets

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ JOHN CLARK
Name:	John Clark
Title:	Vice President

By:	/s/ SEAN MURPHY
Name:	Sean Murphy
Title:	Vice President

BANK OF SCOTLAND

By:	/s/ JOSEPH FRATUS
Name:	Joseph Fratus
Title:	First Vice President